UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2005

Allegheny Technologies Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation

1-12001	25-1792394

(Commission File Number)	(IRS Employer Identification No.)

1000 PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of Principal Executive Offices)	(Zip Code)

(412) 394-2800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On June 1, 2005, Allegheny Technologies Incorporated announced that it would be holding an analyst meeting in Charlotte, NC on June 1 and 2, 2005 and that ATI’s slide presentations would be publicly available on the Company’s website, www.alleghenytechnologies.com under the Investor tab. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

    (c) Exhibits

         Exhibit 99.1     Press release dated June 1, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton

Jon D. Walton Executive Vice President, Human Resources, Chief Legal and Compliance Officer and Corporate Secretary

     Dated: June 1, 2005

EXHIBIT INDEX

    Exhibit 99.1     Press release dated June 1, 2005